EXHIBIT 10.2

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
			1	2
2. AMENDMENT/MODIFICATION NO. 00005	3. EFFECTIVE DATE 09/08/2017	4. REQUISITION/PURCHASE REQ. NO. 0000HCGE-2017-12762	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	2543	7. ADMINISTERED BY (If other than Item 6) CODE	2543
Centers for Disease Control and Prevention Office of Acquisition Services (OAS) 2920 Brandywine Rd, RM 3000 Atlanta, GA 30341-5539		Centers for Disease Control and Prevention Office of Acquisition Services (OAS) 2920 Brandywine Rd, RM 3000 Atlanta, GA 30341-5539
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) EMERGENT BIODEFENSE OPERATIONS LANSING LLC 3500 N MARTIN LUTHER KING JR BLVD # 1 LANSING, MI 48906-2933		(Ö)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (See Item 11)
		X	10A. MODIFICATION OF CONTRACT/ORDER NO. 200-2017-92634
10B. DATED (See Item 13) 12/08/2016
CODE 026489018	FACILITY CODE
 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

See Section B

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(Ö)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) 52.217-7 Option for Increased Quantity—Separately Priced Line Item.

E.	IMPORTANT: Contractor X is not,is required to sign this document and returncopies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
This modification is issued to:
1.	Exercise alternate SubCLIN 1005 from Optional CLIN 0001
2.	Increase and fund [**] doses on CLIN 1005 in the amount of $[**]
3.	Total fundng for this contract has increased by $[**] from [**] to $[**]

All other terms and conditions remain the same.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME OF CONTRACTING OFFICER Christine N Godfrey
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY: /s/CHRISTINE N. GODFREY (Signature of Contracting Officer)	16C. DATE SIGNED 9/8/2017
200-2017-92634 00005

Section B - Supplies Or Services and Prices/Costs

Optional Line Item

ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE			NOT TO EXCEED
0001
BioThrax [**] product
[**] upon date of delivery:
[**] product at a unit price of $[**] estimated per the [**] unit price.

Delivery Address: Contractor's Facility

Delivery to occur within [**] of exercise of option
		[**] Doses	$	[	**]	$	[	**]

Optional Line Item

ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE			NOT TO EXCEED
1005	BioThrax [**] product [**] upon date of delivery: [**] product at a unit price of $[**] estimated per the [**] unit price. Delivery Address: Contractor's Facility Delivery to occur NLT [**]	[**] Doses	$	[	**]	$	[	**]

Line(s) Of Accounting:
93904ZU 2642 2017 75-X-0956
5664711101 $[**]
93907PY 2642 2017 75-X-0956
5664711101 $[**]
93907WF 2642 2017 75-X-0943
5664311101 $[**]
939ZWUX 2642 2017 75-X-0956
5664711101 $[**]